EXHIBIT 21.1

BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
SUBSIDIARY SCHEDULE
DECEMBER 31, 2004

State of
Corporation	Incorporation

4F Funding, Inc.	California

AEDON HomeCare, LLC	Delaware

AEDON HomeCare — Houston, LLC	Delaware

AEDON HomeCare — Minnesota, LLC	Delaware

AEDON Staffing, LLC	Delaware

AEGIS Therapies, Inc.	Delaware

AEGIS Therapies — Florida, Inc.	Delaware

AEGIS Therapies — Oregon, Inc.	Delaware

AEGIS Therapies — Wisconsin, Inc.	Delaware

AGI-Camelot, Inc.	Missouri

AseraCare Home Health — Clarks Summit, LLC	Delaware

AseraCare Home Health — Omaha, LLC	Delaware

AseraCare Home Health — Philadelphia, LLC	Delaware

AseraCare Home Health — Pittsburgh, LLC	Delaware

AseraCare Hospice — Birmingham, LLC	Delaware

AseraCare Hospice — Central Mississippi, LLC	Delaware

AseraCare Hospice — Corinth, LLC	Delaware

AseraCare Hospice — Demopolis, LLC	Delaware

AseraCare Hospice — Gulfport, LLC	Delaware

AseraCare Hospice — Hamilton, LLC	Delaware

AseraCare Hospice — Hattiesburg, LLC	Delaware

AseraCare Hospice — Jackson, LLC	Delaware

AseraCare Hospice — Memphis, LLC	Delaware

AseraCare Hospice — Meridian, LLC	Delaware

BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
SUBSIDIARY SCHEDULE (CONTINUED)
DECEMBER 31, 2004

State of
Corporation	Incorporation

AseraCare Hospice — Monroeville, LLC	Delaware

AseraCare Hospice — New Albany, LLC	Delaware

AseraCare Hospice — New Horizons, LLC	Delaware

AseraCare Hospice — Philadelphia, LLC	Delaware

AseraCare Hospice — Russellville, LLC	Delaware

AseraCare Hospice — Senatobia, LLC	Delaware

AseraCare Hospice — Starkville, LLC	Delaware

AseraCare Hospice — Tennessee, LLC	Delaware

Beverly — Bella Vista Holding, Inc.	Delaware

Beverly — Indianapolis, LLC	Indiana

Beverly — Missouri Valley Holding, Inc.	Delaware

Beverly — Rapid City Holding, Inc.	Delaware

Beverly Enterprises, Inc.	Delaware

Beverly Enterprises International Limited	California

Beverly Enterprises — Alabama, Inc.	California

Beverly Enterprises — Arizona, Inc.	California

Beverly Enterprises — Arkansas, Inc.	California

Beverly Enterprises — California, Inc.	California

Beverly Enterprises — Delaware, Inc.	California

Beverly Enterprises — District of Columbia, Inc.	California

Beverly Enterprises — Florida, Inc.	California

Beverly Enterprises — Garden Terrace, Inc.	California

Beverly Enterprises — Georgia, Inc.	California

BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
SUBSIDIARY SCHEDULE (CONTINUED)
DECEMBER 31, 2004

State of
Corporation	Incorporation

Beverly Enterprises — Hawaii, Inc.	California

Beverly Enterprises — Illinois, Inc.	California

Beverly Enterprises — Indiana, Inc.	California

Beverly Enterprises — Kansas, LLC	Delaware

Beverly Enterprises — Kentucky, Inc.	California

Beverly Enterprises — Maryland, Inc.	California

Beverly Enterprises — Massachusetts, Inc.	California

Beverly Enterprises — Minnesota, LLC	Delaware

Beverly Enterprises — Mississippi, Inc.	California

Beverly Enterprises — Missouri, Inc.	California

Beverly Enterprises — Nebraska, Inc.	California

Beverly Enterprises — New Jersey, Inc.	California

Beverly Enterprises — North Carolina, Inc.	California

Beverly Enterprises — Ohio, Inc.	California

Beverly Enterprises — Oregon, Inc.	California

Beverly Enterprises — Pennsylvania, Inc.	California

Beverly Enterprises — South Carolina, Inc.	California

Beverly Enterprises — Tennessee, Inc.	California

Beverly Enterprises — Texas, Inc.	California

Beverly Enterprises — Virginia, Inc.	California

Beverly Enterprises — Washington, Inc.	California

Beverly Enterprises — West Virginia, Inc.	California

Beverly Enterprises — Wisconsin, Inc.	California

Beverly Funding Corporation	Delaware

BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
SUBSIDIARY SCHEDULE (CONTINUED)
DECEMBER 31, 2004

State of
Corporation	Incorporation

Beverly Health and Rehabilitation Services, Inc.	California

Beverly Healthcare — California, Inc.	California

Beverly Healthcare — Rochester, MN, LLC	Delaware

Beverly Healthcare Management — MN, LLC	Delaware

Beverly Indemnity, Ltd.	Vermont

Beverly Manor Inc. of Hawaii	California

Beverly Savana Cay Manor, Inc.	California

BEVRD, LLC	Delaware

CERES Select, LLC	Delaware

CERES Strategies, Inc.	Delaware

CERES Strategies Medical Services, LLC	Delaware

Commercial Management, Inc.	Iowa

Community Care, Inc.	North Carolina

Compassion and Personal Care Services, Inc.	North Carolina

Eastern Home Health Supply & Equipment Co., Inc.	North Carolina

Hale Nani, Inc.	California

Hallmark Convalescent Homes, Inc.	Michigan

HomeCare Preferred Choice, Inc.	Delaware

Hospice of Eastern Carolina, Inc.	North Carolina

Hospice Preferred Choice, Inc.	Delaware

LARES Care Resource, LLC	Delaware

Liberty Nursing Homes, Incorporated	Virginia

MATRIX Occupational Health, Inc.	Delaware

MATRIX Wellness, LLC	Delaware

BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
SUBSIDIARY SCHEDULE (CONTINUED)
DECEMBER 31, 2004

State of
Corporation	Incorporation

Medical Arts Health Facility of Lawrenceville, Inc.	Georgia

Moderncare of Lumberton, Inc.	North Carolina

Nebraska City S-C-H, Inc.	Nebraska

Nursing Home Operators, Inc.	Ohio

Petersen Health Care, Inc.	Florida

South Alabama Nursing Home, Inc.	Alabama

South Dakota — Beverly Enterprises, Inc.	California

Southeastern Home Medical Equipment — Alabama, LLC	Delaware

Southeastern Home Medical Equipment — Mississippi, LLC	Delaware

Southeaster Home Medical Equipment — Tennessee, LLC	Delaware

Spectra Healthcare Alliance, Inc.	Delaware

Tar Heel Infusion Company, Inc.	North Carolina

TMD Disposition Company	Florida

Vantage Healthcare Corporation	Delaware

VIZIA Healthcare Design Group, LLC	Delaware